Subsequent events	9 Months Ended
Sep. 30, 2018
Subsequent events [Abstract]
Subsequent events
Note 10 - Subsequent events

On November 1, 2018 the Board approved a dividend of $0.02 per common share related to the third quarter 2018 to be paid on November 23, 2018 for shareholders of record as of November 16, 2018.

In October, the Company entered into agreement to sell DHT Cathy and DHT Sophie for $24.3 million enbloc. The vessels are expected to be delivered to the buyer in the fourth quarter of 2018. We recorded an impairment of $3.5 million in the third quarter in connection with the planned sale. The vessels carry combined debt of $8.7 million and the Company will net about $15.4 million in cash from the sale. Outstanding debt will be repaid in connection with the delivery of the vessels.

On October 8, 2018 the Company took delivery of DHT Mustang, the second of its two VLCC newbuildings from HHI. A total of $51.4 million of debt was drawn in connection with the delivery.

Subsequent to the quarter the Company extended time-charters for two of its VLCCs to an oil major for periods of 3- to 4-years.  The vessels are among the ones that will be fitted with scrubbers and have been extended with fixed base rates plus market related profit sharing structures that include commercial benefits of the scrubbers.

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